iM GLOBAL PARTNER FUNDS

iMGP International Fund (the “Fund”)

Supplement dated November 9, 2026 to the Summary Prospectus of the iM Global Partner Funds, dated April 30, 2026

Notice to Existing and Prospective Shareholders:

Effective immediately, Robin Jones is no longer a Portfolio Manager of the iMGP International Fund. Accordingly, all references to Mr. Jones are hereby removed from the Summary Prospectus.

Please keep this Supplement with your Summary Prospectus.